UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2019

U.S. GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-08266	22-18314-09
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1910 E. Idaho Street, Suite 102-Box 604

Elko, NV 89801

(Address of Principal Executive Offices, and Zip Code)

(800) 557-4550

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	USAU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

The information in the slide presentation attached hereto as Exhibit 99.1 and the fact sheet attached hereto as Exhibit 99.3 relating to U.S. Gold Corp. (the “Company”) will be presented at the 21st Annual Rodman and Renshaw Global Investment Conference in New York City, on September 9, 2019, at 12:30 pm ET, and the Company intends, from time to time, to present and/or distribute to the investment community and utilize the slide presentation and the fact sheet at various industry and other conferences. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibits 99.1 and 99.3.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 8.01 Other Events.

On August 29, 2019, the Company issued a press release announcing that Edward Karr, president and chief executive officer of the Company, will present at the 21st Annual Rodman and Renshaw Global Investment Conference. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slide Presentation of U.S. Gold Corp. dated September 2019*
99.2	Press release dated August 29, 2019
99.3	Company fact sheet*

* The Exhibit related to Item 7.01 is intended to be furnished to, not filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. gold corp.
Date: August 30, 2019

	By:	/s/ Edward M. Karr
Edward M. Karr, Chief Executive Officer